Washington Real Estate Investment Trust
Second Quarter 2016

Riverside Apartments, Acquired on May 20, 2016 Alexandria, VA

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Second Quarter 2016

Washington Real Estate Investment Trust ("Washington REIT") is a self-administered equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

Second Quarter 2016 Highlights

•	Generated Net Income of $31.8 million or $0.44 per diluted share compared to a net loss of $(2.5) million or $(0.04) per diluted share in the second quarter of 2015

•	Generated NAREIT Funds from Operations (FFO) of $32.9 million, or $0.46 per diluted share, compared to $22.6 million, or $0.33 per diluted share in the second quarter of 2015

•
Generated Core FFO of $0.46 per fully diluted share for the second quarter, a 9.5% or $0.04 increase over second quarter of 2015. Approximately $0.01 of the increase was due to the recognition of a deferred tax benefit

•	Achieved same-store Net Operating Income (NOI) growth of 3.9%, with same-store rental growth of 1.9% over second quarter 2015

•	Achieved same-store NOI growth of 5.7% for the office portfolio and 5.9% for the multifamily portfolio over second quarter 2015

•
Improved overall portfolio physical occupancy to 91.1%,110 basis points higher than second quarter 2015 and 50 basis points higher than first quarter 2016. The overall portfolio was 94.1% leased at June 30, 2016

•	Tightened 2016 Core FFO guidance by 4 cents to a range of $1.74 to $1.77 per fully diluted share, raising the mid-point by 2 cents per fully diluted share

Of the 74,000 square feet of commercial leases signed, there were 34,000 square feet of new leases and 40,000 square feet of renewal leases. New leases had an average rental rate increase of 11.8% over expiring lease rates and a weighted average lease term of 6.5 years. Commercial tenant improvement costs were $42.61 per square foot and leasing commissions and incentives were $28.71 per square foot for new leases. Renewal leases had an average rental rate increase of 17.6% from expiring lease rates and a weighted average lease term of 5.0 years. Commercial tenant improvement costs were $3.85 per square foot and leasing commissions and incentives were $16.71 per square foot for renewal leases.

At the end of April 2016, Washington REIT issued 5.3 million shares through a public offering, which raised gross proceeds before expenses and underwriting costs of approximately $150.0 million. On May 20, 2016, the Company closed the previously announced acquisition of Riverside Apartments, an apartment community in Alexandria, VA, consisting of 1,222 units and potential onsite density to develop 550 additional units, for $244.8 million. On May 26, 2016, the Company sold a parcel of land at Dulles Station II in Herndon, Virginia for $12.1 million and on June 27, 2016, Washington REIT completed the first sale transaction of its suburban Maryland office portfolio comprising approximately 692,000 square feet for aggregate sales proceeds of $111.5 million.

Subsequent to quarter end, on July 22, 2016, Washington REIT entered into a seven year $150 million unsecured term loan maturing on July 21, 2023 with a deferred draw period of up to six months. The Company expects to draw on the term loan in the fourth quarter or early in January 2017 to refinance maturing secured debt. Washington REIT entered into a forward swap from floating interest rates to a 2.86% all-in fixed interest rate for $150 million commencing at the end of March 31, 2017. The term loan fits well on Washington REIT's debt maturity ladder and helps to strengthen its balance sheet. Capital One, National Association and U.S. Bank National Association served as joint lead arrangers and joint bookrunners and are the administrative agent and syndication agent, respectively. The Bank of New York Mellon and Branch Banking and Trust Company also participated.

As of June 30, 2016, Washington REIT owned a diversified portfolio of 51 properties, totaling approximately 6.5 million square feet of commercial space and 4,480 multifamily units, and land held for development. These 51 properties consist of 21 office properties, 16 retail centers and 14 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Company Background and Highlights
Second Quarter 2016

Net Operating Income Contribution by Sector - Second Quarter 2016

Multifamily
25%
(4,480 units)
Office
53%
(4.2 million sq ft)
Retail
22%
(2.3 million sq ft)
Crate&Barrel

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this earnings release preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2015 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Real estate rental revenue	$79,405	$77,137	$79,102	$78,243	$74,226
Real estate expenses	(28,175)	(28,734)	(27,688)	(28,109)	(27,229)
51,230	48,403	51,414	50,134	46,997
Real estate depreciation and amortization	(25,161)	(26,038)	(28,808)	(29,349)	(25,503)
Income from real estate	26,069	22,365	22,606	20,785	21,494
Interest expense	(13,820)	(14,360)	(15,012)	(14,486)	(14,700)
Other income	83	39	162	163	192
Acquisition costs	(1,024)	(154)	(119)	(929)	(992)
Casualty gain and real estate impairment (loss), net	676	—	—	—	(5,909)
Gain on sale of real estate	24,112	—	59,376	—	1,454
Loss on extinguishment of debt	—	—	—	—	(119)
General and administrative	(4,968)	(5,511)	(4,854)	(4,911)	(4,278)
Income tax benefit (expense)	693	—	(64)	(42)	(28)
Net income (loss)	31,821	2,379	62,095	580	(2,886)
Less: Net loss from noncontrolling interests	15	5	38	67	340
Net income (loss) attributable to the controlling interests	$31,836	$2,384	$62,133	$647	$(2,546)
Per Share Data:
Net income (loss)	$0.44	$0.03	$0.91	$0.01	$(0.04)
Fully diluted weighted average shares outstanding	71,912	68,488	68,371	68,305	68,176
Percentage of Revenues:
Real estate expenses	35.5%	37.3%	35.0%	35.9%	36.7%
General and administrative	6.3%	7.1%	6.1%	6.3%	5.8%
Ratios:
Adjusted EBITDA / Interest expense	3.4	x	3.0	x	3.1	x	3.2	x	3.0	x
Income from continuing operations/Total real estate revenue	40.1%	3.1%	78.5%	0.7%	(3.9)%
Net income /Total real estate revenue	40.1%	3.1%	78.5%	0.8%	(3.4)%

Consolidated Balance Sheets (In thousands) (Unaudited)

	6/30/2016		3/31/2016		12/31/2015		9/30/2015		6/30/2015
Assets
Land	$573,315		$561,256		$561,256		$572,880		$542,654
Income producing property	2,072,166		2,095,306		2,076,541		2,074,425		1,966,612
	2,645,481		2,656,562		2,637,797		2,647,305		2,509,266
Accumulated depreciation and amortization	(613,194)		(714,689)		(692,608)		(677,480)		(670,103)
Net income producing property	2,032,287		1,941,873		1,945,189		1,969,825		1,839,163
Development in progress, including land held for development	35,760		27,313		36,094		35,256		35,314
Total real estate held for investment, net	2,068,047		1,969,186		1,981,283		2,005,081		1,874,477
Investment in real estate held for sale, net	41,704		—		—		5,010		—
Cash and cash equivalents	22,379		23,575		23,825		21,012		22,778
Restricted cash	11,054		9,889		13,383		12,544		13,705
Rents and other receivables, net of allowance for doubtful accounts	58,970		63,863		62,890		62,306		61,577
Prepaid expenses and other assets	99,150		118,790		109,787		117,167		112,852
Other assets related to properties sold or held for sale	5,147		—		—		278		—
Total assets	$2,306,451		$2,185,303		$2,191,168		$2,223,398		$2,085,389
Liabilities
Notes payable	$743,769		$743,475		$743,181		$742,971		$593,755
Mortgage notes payable	252,044		333,853		418,052		418,400		418,637
Lines of credit	269,000		215,000		105,000		195,000		185,000
Accounts payable and other liabilities	52,722		56,348		45,367		54,131		50,281
Dividend payable	—		—		20,434		—		—
Advance rents	10,178		11,589		12,744		10,766		13,733
Tenant security deposits	8,290		9,604		9,378		9,225		9,053
Liabilities related to properties sold or held for sale	2,338		—		—		329		—
Total liabilities	1,338,341		1,369,869		1,354,156		1,430,822		1,270,459
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	737		683		682		682		682
Additional paid-in capital	1,338,101		1,193,750		1,193,298		1,192,202		1,191,594
Distributions in excess of net income	(366,352)		(376,041)		(357,781)		(399,421)		(379,577)
Accumulated other comprehensive loss	(5,609)		(4,225)		(550)		(2,288)		—
Total shareholders' equity	966,877		814,167		835,649		791,175		812,699
Noncontrolling interests in subsidiaries	1,233		1,267		1,363		1,401		2,231
Total equity	968,110		815,434		837,012		792,576		814,930
Total liabilities and equity	$2,306,451		$2,185,303		$2,191,168		$2,223,398		$2,085,389
Total Debt / Total Market Capitalization	0.35	:1	0.39	:1	0.41	:1	0.44	:1	0.40	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Funds from operations(1)
Net income (loss)	$31,821	$2,379	$62,095	$580	$(2,886)
Real estate depreciation and amortization	25,161	26,038	28,808	29,349	25,503
Gain on sale of depreciable real estate	(24,112)	—	(59,376)	—	—
NAREIT funds from operations (FFO)	32,870	28,417	31,527	29,929	22,617
Loss on extinguishment of debt	—	—	—	—	119
Casualty (gain) and real estate impairment loss, net	(676)	—	—	—	5,909
Loss (gain) on sale of non depreciable real estate	—	—	—	50	(1,454)
Severance expense	126	460	—	—	—
Relocation expense	—	—	—	—	26
Acquisition and structuring expenses	1,107	259	189	1,034	1,264
Core FFO (1)	$33,427	$29,136	$31,716	$31,013	$28,481

Allocation to participating securities(2)	(99)	(90)	(180)	(47)	(80)

NAREIT FFO per share - basic	$0.46	$0.41	$0.46	$0.44	$0.33
NAREIT FFO per share - fully diluted	$0.46	$0.41	$0.46	$0.44	$0.33
Core FFO per share - fully diluted	$0.46	$0.42	$0.46	$0.45	$0.42

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	71,719	68,301	68,204	68,186	68,176
Average shares - fully diluted (for FFO and FAD)	71,912	68,488	68,371	68,305	68,375
(1) See "Supplemental Definitions" on page 27 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Funds available for distribution(1)
NAREIT FFO	$32,870	$28,417	$31,527	$29,929	$22,617
Non-cash loss on extinguishment of debt	—	—	—	—	119
Tenant improvements and incentives	(7,639)	(1,543)	(6,792)	(5,231)	(3,417)
Leasing commissions	(3,350)	(1,015)	(2,426)	(1,714)	(1,149)
Recurring capital improvements	(1,237)	(908)	(3,296)	(1,326)	(737)
Straight-line rent, net	(880)	(683)	(533)	(680)	(538)
Non-cash fair value interest expense	44	42	41	38	36
Non-real estate depreciation and amortization	876	950	980	938	1,123
Amortization of lease intangibles, net	853	943	925	913	970
Amortization and expensing of restricted share and unit compensation	850	1,519	1,123	863	1,195
Funds available for distribution (FAD)	22,387	27,722	21,549	23,730	20,219
Loss (gain) on sale of non depreciable real estate	—	—	—	50	(1,454)
Non-share-based severance expense	126	39	—	—	—
Relocation expense	—	—	—	—	26
Acquisition and structuring expenses	1,107	259	189	1,034	1,264
Casualty (gain) and real estate impairment loss, net	(676)	—	—	—	5,909
Core FAD (1)	$22,944	$28,020	$21,738	$24,814	$25,964

Allocation to participating securities (2)	(99)	(90)	(180)	(47)	(80)

FAD per share - basic	$0.31	$0.40	$0.31	$0.35	$0.30
FAD per share - fully diluted	$0.31	$0.40	$0.31	$0.35	$0.29
Core FAD per share - fully diluted	$0.32	$0.41	$0.32	$0.36	$0.38

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	71,719	68,301	68,204	68,186	68,176
Average shares - fully diluted (for FFO and FAD)	71,912	68,488	68,371	68,305	68,375
(1) See "Supplemental Definitions" on page 28 of this supplemental for the definitions of FAD and Core FAD.
(2) Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Adjusted EBITDA (1)
Net income (loss)	$31,821	$2,379	$62,095	$580	$(2,886)
Add:
Interest expense	13,820	14,360	15,012	14,486	14,700
Real estate depreciation and amortization	25,161	26,038	28,808	29,349	25,503
Income tax (benefit) expense	(693)	—	65	41	28
Casualty (gain) and real estate impairment loss, net	(676)	—	—	—	5,909
Non-real estate depreciation	152	152	149	168	178
Severance expense	126	460	—	—	—
Relocation expense	—	—	—	—	26
Acquisition and structuring expenses	1,107	259	189	1,034	1,264
Less:
Net (gain) loss on sale of real estate	(24,112)	—	(59,376)	50	(1,454)
Loss on extinguishment of debt	—	—	—	—	119
Adjusted EBITDA	$46,706	$43,648	$46,942	$45,708	$43,387

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Balances Outstanding

Secured
Conventional fixed rate	$252,044	$333,853	$418,052	$418,400	$418,637
Unsecured
Fixed rate bonds	594,658	594,411	594,164	594,002	593,755
Term loans	149,111	149,064	149,017	148,969	—
Credit facility	269,000	215,000	105,000	195,000	185,000
Unsecured total	1,012,769	958,475	848,181	937,971	778,755
Total	$1,264,813	$1,292,328	$1,266,233	$1,356,371	$1,197,392

Weighted Average Interest Rates

Secured
Conventional fixed rate	5.3%	5.4%	5.2%	5.2%	5.2%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.7%	2.7%	2.7%	2.7%	—%
Credit facility	1.4%	1.4%	1.4%	1.2%	1.2%
Unsecured total	3.6%	3.7%	4.0%	3.7%	3.9%
Weighted Average	3.9%	4.1%	4.4%	4.2%	4.4%

(1) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facilities		Total Debt	Avg Interest Rate
2016	$—	$—		$—		$—	—%
2017	150,903	—		—		150,903	5.9%
2018	—	—		—		—
2019	31,280	—		269,000	(1)	300,280	1.8%
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	—		—		—
2024	—	—		—		—
2025	—	—		—		—
2026	—	—		—		—
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$226,700	$750,000		$269,000		$1,245,700	3.9%
Scheduled amortization payments	21,630	—		—		21,630	4.7%
Net discounts/premiums	4,261	(2,167)		—		2,094
Loan costs, net of amortization	(547)	(4,064)		—		(4,611)
Total maturities	$252,044	$743,769		$269,000		$1,264,813	3.9%
Weighted average maturity =4.5 years
(1) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(2) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit ($600.0 million)
	Quarter Ended June 30, 2016	Covenant	Quarter Ended June 30, 2016	Covenant
% of Total Indebtedness to Total Assets(1)	43.1%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.5	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	8.6%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	38.5%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.25	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	7.8%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	35.6%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.58	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	6/30/2016		3/31/2016		12/31/2015		9/30/2015		6/30/2015
Market Data

Shares Outstanding	$73,651		$68,326		$68,191		$68,180		$68,162
Market Price per Share	31.46		29.21		27.06		24.93		25.95
Equity Market Capitalization	$2,317,060		$1,995,802		$1,845,248		$1,699,727		$1,768,804

Total Debt	$1,264,813		$1,292,328		$1,266,233		$1,356,371		$1,197,392
Total Market Capitalization	$3,581,873		$3,288,130		$3,111,481		$3,056,098		$2,966,196

Total Debt to Market Capitalization	0.35	:1	0.39	:1	0.41	:1	0.44	:1	0.40	:1

Earnings to Fixed Charges(1)	3.3x		1.2x		5.1x		1.0x		0.8x
Debt Service Coverage Ratio(2)	3.2x		2.8x		2.9x		2.9x		2.7x

Dividend Data

Total Dividends Declared	$22,147		$20,644		$20,493		$20,491		$20,500
Common Dividend Declared per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	65.2%		71.4%		65.0%		66.7%		71.4%
Payout Ratio (Core FAD per share basis)	93.8%		73.2%		93.8%		83.3%		78.9%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratios for the three months ended June 30, 2016, December 31, 2015 and June 30, 2015 include gains on the sale of real estate of $24.1 million, $59.4 million and $1.5 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2016 vs. 2015

	Three Months Ended June 30,			Rental Rate
	2016	2015	% Change	Growth
Cash Basis:
Multifamily	$8,401	$7,935	5.9%	0.2%
Office	22,961	21,930	4.7%	1.5%
Retail	11,056	11,323	(2.4)%	3.6%
Overall Same-Store Portfolio (1)	$42,418	$41,188	3.0%	1.7%

GAAP Basis:
Multifamily	$8,398	$7,932	5.9%	0.2%
Office	22,839	21,612	5.7%	2.1%
Retail	11,396	11,497	(0.9)%	3.2%
Overall Same-Store Portfolio (1)	$42,633	$41,041	3.9%	1.9%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties classified as continuing operations:
Multifamily - Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude
Retail - Montgomery Village Center

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,803	$35,590	$15,080	$—	$64,473
Non same-store - acquired and in development (1)	6,785	8,147	—	—	14,932
Total	20,588	43,737	15,080	—	79,405
Real estate expenses
Same-store portfolio	5,405	12,751	3,684	—	21,840
Non same-store - acquired and in development (1)	2,492	3,843	—	—	6,335
Total	7,897	16,594	3,684	—	28,175
Net Operating Income (NOI)
Same-store portfolio	8,398	22,839	11,396	—	42,633
Non same-store - acquired and in development (1)	4,293	4,304	—	—	8,597
Total	$12,691	$27,143	$11,396	$—	$51,230

Same-store portfolio NOI (from above)	$8,398	$22,839	$11,396	$—	$42,633
Straight-line revenue, net for same-store properties	2	(619)	(133)	—	(750)
FAS 141 Min Rent	1	224	(255)	—	(30)
Amortization of lease intangibles for same-store properties	—	517	48	—	565
Same-store portfolio cash NOI	$8,401	$22,961	$11,056	$—	$42,418
Reconciliation of NOI to net income
Total NOI	$12,691	$27,143	$11,396	$—	$51,230
Depreciation and amortization	(6,496)	(14,770)	(3,651)	(244)	(25,161)
General and administrative	—	—	—	(4,968)	(4,968)
Interest expense	(1,808)	(2,204)	(211)	(9,597)	(13,820)
Other income	—	—	—	83	83
Acquisition costs	—	—	—	(1,024)	(1,024)
Gain on sale of real estate	—	—	—	24,112	24,112
Casualty gain and real estate impairment (loss), net	—	—	—	676	676
Income tax benefit	—	—	—	693	693
Net income	4,387	10,169	7,534	9,731	31,821
Net loss attributable to noncontrolling interests	—	—	—	15	15
Net income attributable to the controlling interests	$4,387	$10,169	$7,534	$9,746	$31,836
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,626	$34,658	$14,940	$—	$63,224
Non same-store - acquired and in development (1)	1,717	8,485	800	—	11,002
Total	15,343	43,143	15,740	—	74,226

Real estate expenses
Same-store portfolio	5,694	13,046	3,443	—	22,183
Non same-store - acquired and in development (1)	991	3,796	259	—	5,046
Total	6,685	16,842	3,702	—	27,229

Net Operating Income (NOI)
Same-store portfolio	7,932	21,612	11,497	—	41,041
Non same-store - acquired and in development (1)	726	4,689	541	—	5,956
Total	$8,658	$26,301	$12,038	$—	$46,997

Same-store portfolio NOI (from above)	$7,932	$21,612	$11,497	$—	$41,041
Straight-line revenue, net for same-store properties	2	(384)	(1)	—	(383)
FAS 141 Min Rent	1	164	(237)	—	(72)
Amortization of lease intangibles for same-store properties	—	538	64	—	602
Same-store portfolio cash NOI	$7,935	$21,930	$11,323	$—	$41,188

Reconciliation of NOI to net income
Total NOI	$8,658	$26,301	$12,038	$—	$46,997
Depreciation and amortization	(4,425)	(17,085)	(3,741)	(252)	(25,503)
General and administrative	—	—	—	(4,278)	(4,278)
Interest expense	(2,441)	(2,984)	(232)	(9,043)	(14,700)
Other income	—	—	—	192	192
Acquisition costs	—	—	—	(992)	(992)
Gain on sale of real estate	—	—	—	1,454	1,454
Casualty gain and real estate impairment (loss), net	—	—	—	(5,909)	(5,909)
Loss on extinguishment of debt	—	—	—	(119)	(119)
Income tax benefit (expense)	—	—	—	(28)	(28)
Net income (loss)	1,792	6,232	8,065	(18,975)	(2,886)
Net income attributable to noncontrolling interests	—	—	—	340	340
Net income (loss) attributable to the controlling interests	$1,792	$6,232	$8,065	$(18,635)	$(2,546)
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q2 2016	YTD 2016
DC
Multifamily	5.5%	5.6%
Office	24.1%	24.4%
Retail	1.5%	1.5%
	31.1%	31.5%
Maryland
Multifamily	2.4%	2.5%
Office	9.9%	10.4%
Retail	14.2%	14.3%
	26.5%	27.2%
Virginia
Multifamily	16.8%	15.4%
Office	19.1%	19.2%
Retail	6.5%	6.7%
	42.4%	41.3%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1), (2)
Sector	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Multifamily (calculated on a unit basis)	95.1%	95.3%	94.4%	93.5%	95.1%

Multifamily	94.8%	94.5%	94.3%	93.2%	94.3%
Office	91.8%	91.5%	91.2%	91.3%	92.2%
Retail	92.1%	91.2%	91.5%	95.4%	94.1%

Overall Portfolio	92.7%	92.2%	92.1%	93.0%	93.3%

	Physical Occupancy - All Properties (2)
Sector	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Multifamily (calculated on a unit basis)	94.7%	95.2%	93.9%	92.6%	92.3%

Multifamily	94.4%	94.5%	93.4%	92.3%	91.7%
Office	87.5%	87.8%	87.6%	87.8%	87.6%
Retail	92.1%	91.2%	91.5%	94.4%	92.9%

Overall Portfolio	91.1%	90.6%	90.2%	90.7%	90.0%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties classified as continuing operations:
Multifamily - Munson Hill Towers
Office - Maryland Office Portfolio Transaction I: 6110 Executive Boulevard, 600 Jefferson Plaza, West Gude and Wayne Plaza
Retail - Montgomery Village Center

(2) Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which physical occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period..

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Multifamily	95.5%	94.4%	94.5%	95.0%	95.7%
Office	91.3%	90.5%	91.9%	91.8%	91.8%
Retail	89.3%	89.7%	92.0%	93.5%	94.0%

Overall Portfolio	91.8%	91.2%	92.5%	92.9%	93.2%

	Economic Occupancy - All Properties
Sector	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Multifamily	95.3%	93.9%	93.2%	92.7%	90.6%
Office	86.6%	86.9%	88.3%	87.7%	87.2%
Retail	89.3%	89.7%	91.1%	92.3%	92.9%

Overall Portfolio	89.3%	89.0%	90.0%	89.8%	89.0%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties classified as continuing operations:
Multifamily - Munson Hill Towers
Office - Maryland Office Portfolio Transaction I: 6110 Executive Boulevard, 600 Jefferson Plaza, West Gude and Wayne Plaza
Retail - Montgomery Village Center

Acquisition and Disposition Summary

Acquisition Summary
	Location	Acquisition Date	Property type	# of units	6/30/2016 Leased Percentage	Investment (in thousands)
Riverside Apartments	Alexandria, VA	May 20, 2016	Multifamily	1,222	95.9%	$244,750

Disposition Summary
	Location	Disposition Date	Property Type	Square feet	Contract Sales Price	GAAP Gain
Maryland Office Portfolio, Transaction I	various	June 27, 2016	Office	692,000	$111,500	$23,585
Dulles Station, Phase II (1)	Herndon, VA	May 26, 2016	Office	N/A	12,100	527

(1) Land held for future development and an interest in a parking garage.

Commercial Leasing Summary - New Leases

	2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015		3rd Quarter 2015		2nd Quarter 2015
Gross Leasing Square Footage
Office Buildings	28,154		32,249		220,374		93,389		57,693
Retail Centers	6,313		11,777		—		74,102		35,095
Total	34,467		44,026		220,374		167,491		92,788
Weighted Average Term (yrs)
Office Buildings	6.1		7.7		6.5		6.8		6.8
Retail Centers	8.1		9.8		0.0		10.2		9.6
Total	6.5		8.3		6.5		8.3		7.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$34.80	$35.43	$30.91	$31.78	$32.57	$33.76	$27.72	$28.67	$36.35	$38.06
Retail Centers	28.92	29.11	11.93	12.04	—	—	22.32	22.77	23.77	25.30
Total	$33.73	$34.27	$25.83	$26.50	$32.57	$33.76	$25.33	$26.06	$31.59	$33.23

Rate on new leases
Office Buildings	$39.83	$37.09	$40.60	$36.84	$39.45	$36.62	$36.46	$33.53	$41.61	$38.11
Retail Centers	28.13	26.45	16.22	14.45	—	—	27.61	26.14	28.17	26.42
Total	$37.69	$35.14	$34.08	$30.85	$39.45	$36.62	$32.55	$30.26	$36.53	$33.69

Percentage Increase
Office Buildings	14.5%	4.7%	31.4%	15.9%	21.1%	8.5%	31.6%	17.0%	14.5%	0.2%
Retail Centers	(2.7)%	(9.1)%	35.9%	20.0%	—%	—%	23.7%	14.8%	18.5%	4.4%
Total	11.8%	2.5%	31.9%	16.4%	21.1%	8.5%	28.5%	16.1%	15.6%	1.4%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,356,810	$48.19	$1,571,632	$48.73	$13,946,572	$63.29	$4,775,584	$51.14	$2,209,271	$38.29
Retail Centers	111,840	17.72	203,276	17.26	—	—	5,220,923	70.46	592,351	16.88
Subtotal	$1,468,650	$42.61	$1,774,908	$40.31	$13,946,572	$63.29	$9,996,507	$59.68	$2,801,622	$30.19
Leasing Commissions and Incentives
Office Buildings	$892,150	$31.69	$1,250,549	$38.78	$7,960,650	$36.12	$4,556,279	$48.79	$1,809,746	$31.37
Retail Centers	97,295	15.42	212,402	18.04	—	—	1,649,704	22.26	592,483	16.88
Subtotal	$989,445	$28.71	$1,462,951	$33.23	$7,960,650	$36.12	$6,205,983	$37.05	$2,402,229	$25.89
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$2,248,960	$79.88	$2,822,181	$87.51	$21,907,222	$99.41	$9,331,863	$99.93	$4,019,017	$69.66
Retail Centers	209,135	33.14	415,678	35.30	—	—	6,870,627	92.72	1,184,834	33.76
Total	$2,458,095	$71.32	$3,237,859	$73.54	$21,907,222	$99.41	$16,202,490	$96.73	$5,203,851	$56.08

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015		3rd Quarter 2015		2nd Quarter 2015
Gross Leasing Square Footage
Office Buildings	30,787		193,275		42,033		191,599		71,112
Retail Centers	9,076		27,243		32,594		53,415		95,048
Total	39,863		220,518		74,627		245,014		166,160
Weighted Average Term (yrs)
Office Buildings	4.6		7.1		6.6		2.8		3.9
Retail Centers	6.3		11.6		3.3		4.4		5.8
Total	5.0		7.6		5.1		3.1		4.9

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.13	$31.53	$36.53	$38.93	$35.61	$37.12	$35.23	$37.43	$30.91	$33.07
Retail Centers	32.56	47.14	24.53	26.67	21.30	22.56	23.21	23.72	17.57	18.54
Total	$30.69	$35.08	$35.04	$37.42	$29.36	$30.76	$32.61	$34.44	$23.28	$24.76

Rate on new leases
Office Buildings	$34.42	$32.44	$40.55	$37.12	$37.01	$34.12	$31.37	$30.29	$32.43	$31.37
Retail Centers	41.78	46.62	41.49	35.39	25.08	23.50	26.63	26.10	22.49	21.25
Total	$36.10	$35.67	$40.66	$36.90	$31.80	$29.49	$30.34	$29.38	$26.75	$25.58

Percentage Increase
Office Buildings	14.2%	2.9%	11.0%	(4.7)%	3.9%	(8.1)%	(11.0)%	(19.1)%	4.9%	(5.1)%
Retail Centers	28.3%	(1.1)%	69.2%	32.7%	17.8%	4.2%	14.7%	10.0%	28.0%	14.6%
Total	17.6%	1.7%	16.0%	(1.4)%	8.3%	(4.1)%	(7.0)%	(14.7)%	14.9%	3.3%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$153,365	$4.98	$6,945,781	$35.94	$1,580,078	$37.59	$580,967	$3.03	$423,589	$5.96
Retail Centers	—	—	626,200	22.99	—	—	36,540	0.68	39,183	0.41
Subtotal	$153,365	$3.85	$7,571,981	$34.34	$1,580,078	$21.17	$617,507	$2.52	$462,772	$2.79
Leasing Commissions and Incentives
Office Buildings	$568,049	$18.45	$7,501,476	$38.82	$1,021,344	$24.30	$744,977	$3.89	$368,593	$5.19
Retail Centers	97,897	10.78	802,685	29.47	59,302	1.82	119,946	2.25	199,976	2.10
Subtotal	$665,946	$16.71	$8,304,161	$37.65	$1,080,646	$14.48	$864,923	$3.53	$568,569	$3.43
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$721,414	$23.43	$14,447,257	$74.76	$2,601,422	$61.89	$1,325,944	$6.92	$792,182	$11.15
Retail Centers	97,897	10.78	1,428,885	52.46	59,302	1.82	156,486	2.93	239,159	2.51
Total	$819,311	$20.56	$15,876,142	$71.99	$2,660,724	$35.65	$1,482,430	$6.05	$1,031,341	$6.22

10 Largest Tenants - Based on Annualized Commercial Income
June 30, 2016

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	54	5.96%	210,354	3.66%
Advisory Board Company	2	35	3.98%	199,878	3.47%
Engility Corporation	1	15	2.78%	134,126	2.33%
Squire Patton Boggs (USA) LLP (1)	1	10	2.69%	110,566	1.92%
Booz Allen Hamilton, Inc.	1	115	2.50%	222,989	3.88%
Epstein, Becker & Green, P.C.	1	150	1.49%	55,318	0.96%
Alexandria City School Board	1	155	1.32%	84,693	1.47%
Hughes Hubbard & Reed LLP	1	20	1.30%	53,208	0.93%
Morgan Stanley Smith Barney Financing	1	56	1.12%	49,395	0.86%
SunTrust Bank	3	99	1.06%	34,286	0.60%
Total/Weighted Average		66	24.20%	1,154,813	20.08%

(1) The spaced leased to Squire Patton Boggs (USA) LLP is currently subleased to Advisory Board Company, who has signed an extension to make the lease coterminous with the remaining Advisory Board Company leases expiring on May 31, 2019.

Industry Diversification
June 30, 2016

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$69,283,405	51.61%	1,964,716	54.53%
Finance and Insurance	17,042,198	12.70%	351,894	9.77%
Other Services (except Public Administration)	12,428,180	9.26%	313,857	8.71%
Information	8,133,552	6.06%	201,143	5.58%
Health Care and Social Assistance	6,299,093	4.69%	195,193	5.42%
Wholesale Trade	4,876,434	3.63%	116,203	3.23%
Educational Services	4,465,356	3.33%	140,917	3.91%
Public Administration	3,355,429	2.50%	89,190	2.48%
Administrative and Support and Waste Management and Remediation Services	2,445,951	1.82%	61,188	1.70%
Real Estate and Rental and Leasing	1,627,728	1.21%	46,907	1.30%
Accommodation and Food Services	1,451,191	1.08%	36,017	1.00%
Management of Companies and Enterprises	814,330	0.61%	25,439	0.71%
Other	2,013,237	1.50%	59,736	1.66%
Total	$134,236,084	100.00%	3,602,400	100.00%

Retail:
Wholesale Trade	$26,379,324	57.44%	1,457,500	71.22%
Accommodation and Food Services	6,842,590	14.90%	217,461	10.62%
Finance and Insurance	4,137,809	9.01%	56,299	2.75%
Other Services (except Public Administration/Government)	3,396,503	7.39%	108,132	5.28%
Arts, Entertainment, and Recreation	1,782,326	3.88%	103,649	5.06%
Health Care and Social Assistance	1,186,678	2.58%	31,602	1.54%
Manufacturing	631,179	1.37%	25,598	1.25%
Educational Services	533,904	1.16%	17,547	0.86%
Information (Broadcasting, Publishing, Telecommunications)	354,305	0.77%	8,347	0.41%
Other	688,898	1.50%	20,740	1.01%
Total	$45,933,516	100.00%	2,046,875	100.00%

Lease Expirations
June 30, 2016

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2016	36	89,918	2.30%	$3,213,244	$35.74	1.96%
2017	77	493,986	12.65%	19,503,290	39.48	11.92%
2018	66	343,006	8.78%	13,609,798	39.68	8.32%
2019	79	663,796	16.99%	26,162,483	39.41	15.99%
2020	68	476,791	12.21%	21,774,594	45.67	13.31%
2021 and thereafter	203	1,838,459	47.07%	79,365,332	43.17	48.50%
	529	3,905,956	100.00%	$163,628,741	41.89	100.00%
Retail:
2016	10	30,255	1.40%	$1,084,542	$35.85	2.07%
2017	43	250,047	11.60%	6,688,369	26.75	12.75%
2018	37	334,849	15.53%	4,882,226	14.58	9.31%
2019	33	160,133	7.43%	4,539,780	28.35	8.66%
2020	37	407,969	18.92%	7,363,213	18.05	14.04%
2021 and thereafter	127	972,580	45.12%	27,890,881	28.68	53.17%
	287	2,155,833	100.00%	$52,449,011	24.33	100.00%
Total:
2016	46	120,173	1.98%	4,297,786	$35.76	1.99%
2017	120	744,033	12.27%	26,191,659	35.20	12.12%
2018	103	677,855	11.18%	18,492,024	27.28	8.56%
2019	112	823,929	13.59%	30,702,263	37.26	14.21%
2020	105	884,760	14.60%	29,137,807	32.93	13.48%
2021 and thereafter	330	2,811,039	46.38%	107,256,213	38.16	49.64%
	816	6,061,789	100.00%	$216,077,752	35.65	100.00%

* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
June 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000
Courthouse Square	Alexandria, VA	2000	1979	118,000
Braddock Metro Center	Alexandria, VA	2011	1985	348,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	169,000
Fairgate at Ballston	Arlington, VA	2012	1988	143,000
Monument II	Herndon, VA	2007	2000	207,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
Silverline Center	Tysons, VA	1997	1972/1986/1999/2014	545,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
51 Monroe Street	Rockville, MD	1979	1975	223,000
One Central Plaza	Rockville, MD	2001	1974	268,000
1901 Pennsylvania Avenue	Washington, DC	1977	1960	102,000
1220 19th Street	Washington, DC	1995	1976	103,000
1776 G Street	Washington, DC	2003	1979	265,000
2000 M Street	Washington, DC	2007	1971	231,000
2445 M Street	Washington, DC	2008	1986	290,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	137,000
Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street	Washington, DC	2014	1964	186,000
Subtotal				4,194,000

Schedule of Properties (continued)
June 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000
Concord Centre	Springfield, VA	1973	1960	76,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Frederick County Square	Frederick, MD	1995	1973	227,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Spring Valley Retail Center	Washington, DC	2014	1941/1950	78,000
Subtotal				2,330,000

Schedule of Properties (continued)
June 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,266,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
The Paramount / 135	Arlington, VA	2013	1984	141,000
The Maxwell / 163	Arlington, VA	2014	2014	139,000
The Wellington / 711	Arlington, VA	2015	1960	842,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Yale West / 216	Washington, DC	2014	2011	238,000
Subtotal (4,480 units)				4,345,000
TOTAL				10,869,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
June 30, 2016

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide NOI as a supplement to net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. It is the primary performance measure we use to assess the results of our operations at the property level.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis physical occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.